EXHIBIT 1


                     PRESS RELEASES ISSUED ON APRIL 19, 2001

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                                                           FOR IMMEDIATE RELEASE
                                                                 Press Contacts:
                                           John Richardson, CEO, CIMNET(R), Inc.
                                    610-693-3114, ext. 3127, JOHNR@CIMNETINC.COM

                                               John Lipman, Lipman Capital Group
                                                646-735-1297, PR@LIPMANGROUP.COM


                 CIMNET EARNINGS AND REVENUES BEAT EXPECTATIONS

ROBESONIA, PA--APRIL 9, 2001--CIMNET(R), Inc. (OTC BB: CIMK) today announced that it anticipates beating expectations for revenues and earnings for its first quarter ended March 31, 2001. Revenues for the quarter were $1.125 million, slightly above the previously released range of $1.0 million to $1.1 million. Earnings for the quarter were also higher than the initial range of $100 to $125 thousand, with actual earnings at $140 thousand, or $.02 per share.

CIMNET attributes the solid results for the first quarter to several key orders awarded in the Manufacturing Execution System (MES) market. "With the recent award of a major four-site MES project in the United States, we are achieving substantial growth in our business. We hope to continue to secure large MES contracts in our various markets to continue to grow our company," said John Richardson, CEO of CIMNET.

ABOUT CIMNET: CIMNET designs, markets and integrates software for manufacturing facilities. CIMNET's products allow manufacturing companies to schedule and monitor work flow in real time and reduce operating costs by improving quality of products being produced. CIMNET's proprietary products, FOLDERs(TM), Infolink and DNC Professional(TM), are used by discrete and process manufacturers in the aerospace, automotive, medical device, food and beverage and consumer packaged goods industries. For more information about CIMNET products or services, go to their website at WWW.CIMNETINC.COM.

This press release contains certain forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. When used in this release, the words "believe," "anticipate," "think," "intend," "plan," "will be," "expect," and similar expressions identify such forward-looking statements. Such statements regarding future events and/or the future financial performance of the Company are subject to certain risks and uncertainties which could cause actual events or the actual future results of the Company to differ materially from any forward-looking statement. Such risks and uncertainties include, among other things, the availability of any needed financing, the Company's ability to implement its business plan for various applications of its technologies, the impact of competition, the management of growth, and the other risks and uncertainties that may be detailed from time to time in the Company's reports or registration statements filed with The Securities and Exchange Commission. In light of the significant risks and uncertainties inherent in the forward-looking statements included herein, the inclusion of such statements should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

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

                                                           FOR IMMEDIATE RELEASE
                                                                 Press Contacts:
                                           John Richardson, CEO, CIMNET(R), Inc.
                                    610-693-3114, ext. 3127, JOHNR@CIMNETINC.COM

                                               John Lipman, Lipman Capital Group
                                                646-735-1297, PR@LIPMANGROUP.COM


            CIMNET ANNOUNCES MULTI-SITE MES ORDER WORTH $4.5 MILLION

ROBESONIA, PA--APRIL 16, 2001--CIMNET(R), Inc. (OTC BB: CIMK) today announced that it has received a four-site Manufacturing Execution System (MES) software order from a Fortune 100 company in the discrete manufacturing industry worth approximately $4.5 million over the nexT year. The implementation of the software will assist the CIMNET customer in creating a digitized manufacturing environment at four of its US sites. In total, CIMNET has been selected by this customer for a total of five plants in the US and Europe, with software licenses totaling over 1,400 MES licenses and approximately 400 licenses of statistical process control (SPC) software.

"CIMNET is extremely excited about this opportunity in the discrete manufacturing industry," stated John Richardson, CEO of CIMNET. "The size of the order and the large penetration into our core market provides CIMNET with the foundation to meet our growth objectives as a company. We have always believed that our MES products can assist discrete manufacturers with improving manufacturing efficiencies and reducing operating costs. This order was won on the basis that our product could deliver just that."

ABOUT CIMNET: CIMNET designs, markets and integrates software for manufacturing facilities. CIMNET's products allow manufacturing companies to schedule and monitor work flow in real time and reduce operating costs by improving quality of products being produced. CIMNET's proprietary products, FOLDERs(TM), Infolink and DNC Professional(TM), are used by discrete and process manufacturers in the aerospace, automotive, medical device, food and beverage and consumer packaged goods industries. For more information about CIMNET products or serviceS, go to their website at WWW.CIMNETINC.COM.

This press release contains certain forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. When used in this release, the words "believe," "anticipate," "think," "intend," "plan," "will be," "expect," and similar expressions identify such forward-looking statements. Such statements regarding future events and/or the future financial performance of the Company are subject to certain risks and uncertainties which could cause actual events or the actual future results of the Company to differ materially from any forward-looking statement. Such risks and uncertainties include, among other things, the availability of any needed financing, the Company's ability to implement its business plan for various applications of its technologies, the impact of competition, the management of growth, and the other risks and uncertainties that may be detailed from time to time in the Company's reports or registration statements filed with The Securities and Exchange Commission. In light of the significant risks and uncertainties inherent in the forward-looking statements included herein, the inclusion of such statements should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

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